Baker, Fentress & Company

[ARTWORK]

Annual Report 1997

BAKER FENTRESS AT A GLANCE

Baker, Fentress & Company, founded in 1891, is a domestic equity closed-end fund that invests primarily for capital appreciation and for income consistent with capital preservation. The Company's principal investments include: 1) a portfolio of publicly-traded securities; 2) John A. Levin & Co., Inc. (Levco), a wholly-owned subsidiary; 3) a majority interest in Consolidated-Tomoka Land Co.; and 4) a portfolio of illiquid private placements. Levco manages the portfolio of publicly-traded securities. The balance of the portfolio is internally managed by the Company's officers under the supervision of its board of directors.

The Company's portfolio includes:
 .Publicly-traded companies with a focus on long-term appreciation and capital preservation.
 .Illiquid private placements and controlled affiliates.
 .Historic investments with significant unrealized appreciation.

The Company has a policy of distributing annually to shareholders amounts equal to at least 8% of the Company's average net assets. For 1997, the actual distribution was 12.1% and the 1998 targeted distribution is 12%; after 1998, distributions are likely to return to the 8% level.

1997 Performance and Distributions

                            Total Return
                            ------------
Portfolio Performance......    15.2%
Shareholder Return.........    25.2
S&P 500 Index..............    33.4

============================================


                       Ordinary  Capital
                        Income    Gain
                       --------  -------
June 6...............     $0.20    $  --
December 5...........      0.34     2.23
                       --------  -------
                          $0.54    $2.23
                       ========  =======

Total Distributions                $2.77
                                 =======

Portfolio Sectors*

Public Portfolio........ 63.76%
Levco................... 16.76%
Consolidated-Tomoka..... 11.34%
Private Placements......  8.13%

* Based on percentage of total portfolio market value. Information as of December 31, 1997 and includes both publicly-traded and illiquid holdings.

Top Ten Holdings

Our top ten holdings as a percent of net assets at December 31, 1997 were:

Levin Management (with its subsidiaries, including Levco),
Investment advisor.......................................... 16.7%
Consolidated-Tomoka, Florida real estate and citrus......... 11.6
Citadel Communications, Radio broadcasting..................  2.9
Duke Energy, Electric and gas utility.......................  2.6
Echlin, Automotive parts....................................  2.6
Aetna, Insurance and financial services.....................  2.1
Pfizer, Pharmaceuticals and health care products............  2.1
Tribune, Publishing and broadcasting........................  1.8
Security Capital U.S. Realty, Real estate investment trust..  1.8
Long Island Lighting, Electric and gas utility..............  1.8
                                                             ----
Total....................................................... 46.0%
                                                             ====

To Our Fellow Shareholders:

1997 was an important year of transition for Baker, Fentress & Company (BKF). It marked our first full year of operations with John A. Levin & Co., Inc. (Levco) as a wholly-owned subsidiary.

Our shift to a large capitalization value investment strategy in the public portfolio is nearing completion, with significant changes in the structure of that sector of our portfolio. Further, we have decided not to make additional investments in illiquid private placements and to transfer the funds to the public portfolio as the current private placements mature.

FINANCIAL HIGHLIGHTS

For the fiscal year ended December 31, 1997, BKF's net assets grew to $783.7 million. This represents a total return on net asset value of 15.2%. During the same period, the total return for the Dow Jones Industrial Average was 24.9%, and 33.4% for the S&P 500. Performance for each sector of the Company's portfolio was: Public Portfolio 19.8%, Private Placements 17.4%, Consolidated-Tomoka Land Co. 12.3%, and Levco 5.0%. As discussed later in the report, the board of directors has determined that the carrying value of Levco remained unchanged during 1997. The 5% return on Levco represents interest paid to Baker Fentress.

   In 1997, total shareholder return as measured by the price of the Company's common stock on The New York Stock Exchange was 25.2%. Average annual total return for the most recent three- and five-year periods was 23.5% and 15.9% based on net asset value, and 24.4% and 17.0% based on market price.

   Distributions paid in 1997 totaled $94.3 million, or $2.77 per share. This represents 12.1% of average net assets and 14.7% of average market value for the year. These higher than normal distributions include a combination of net investment income and realized capital gain. While we anticipate distributions of at least 12% of average net assets again in 1998, the restructuring of our portfolio should be completed by the end of the year and distributions are likely to return to the normal 8% level thereafter. The board of directors will determine the actual amount of future distributions based on the Company's net investment income and net realized capital gain.

LEVCO

In 1997, Levco assets under management grew to $7.4 billion compared to $6.5 billion at the end of 1996. For the 12 months ended December 31, 1997, Levco's revenue increased to $39.2 million, an 11% increase over 1996. Unaudited operating income (before interest and taxes) was $16.2 million compared to $16.3 million in the previous year. In terms of assets under management, 72% of Levco's clients are institutional and 28% are individuals.

   In June 1997, Jessica M. Bibliowicz, formerly Executive Vice President of Smith Barney, joined Levco as President and Chief Operating Officer. Jessica's expertise in managing a growing business is permitting John A. Levin, Levco's Chairman and CEO, and Jeffrey A. Kigner, Levco's Chief Investment



                                Baker, Fentress & Company  Annual Report 1997  1
                                ---------------------------------------------

To Our Fellow Shareholders Continued

[PHOTO OF JAMES P. GORTER CHAIRMAN OF THE BOARD APPEARS HERE]


Officer, to focus their attention on securities analysis and portfolio management.

   As Levco seeks to grow, a top priority will be to develop new business around its core investment discipline -- large capitalization equity value. This investment approach emphasizes preservation of capital, risk avoidance, and control of volatility. Levco's goal is to consistently augment investment capital, to avoid major losses, and to capture high rates of return -- while remaining invested in the market. The current team of 14 investment professionals will continue to work exclusively on this product.

   Building around its core discipline, Levco plans to add separate groups of investment professionals with expertise in different investment strategies. This decision to enhance its product line should prove attractive to both existing and potential clients. Such a strategy may also provide vehicles for the diversification of BKF's public portfolio. Levco is currently exploring the possibility of hiring a fixed-income team and a small--mid cap equity team, as well as international analysts. Creating new teams for each of these investment strategies will complement Levco's large capitalization value approach, without diverting resources away from its core strategy.

   As part of its plan for growth, Levco is in the process of building a first-rate marketing and client servicing team. This team will serve their existing base of blue chip clients and play a crucial role in bringing Levco's products to a larger number of institutional and individual clients.

   Levco's program of hiring new investment and marketing professionals has had and most likely will continue to have a negative, short-term earnings impact. Based on this and other factors, the board determined it was appropriate to leave the carrying value of our Levco investment unchanged until the investment in human capital begins to contribute to the Company's operating results. We believe, however, that product diversification and marketing support are the keys to Levco's long-term growth and earnings stability. Furthermore, we expect that Levco will be the engine that drives the rise in the Company's value by successfully managing the Baker Fentress public portfolio and by proving to be a valuable investment in its own right. Based on demographic trends and increasing savings, the investment management business is expected to experience strong growth. We are building Levco's professional staff to position it to take full advantage of this environment.

PRIVATE PLACEMENTS

Total return on our private placement portfolio was 17.4% in 1997. As reported in our third quarter report, we have decided to withdraw from this business. Over the last two years, the private placement market has been flooded with new capital. Competition for transactions is intense and prices, in our opinion, are extremely high. Given the risk and illiquidity of this type of investment, we have, therefore, made a decision not to pursue further private investment opportunities.

   Our portfolio of illiquid private investments had a total value of $34.9 million at December 31, 1997. As our present portfolio matures, we plan to invest the proceeds in publicly-traded securities.

   In December 1997, the carrying value of Citadel Communications was raised from $11.9 million to $22.4 million, reflecting the company's continuing progress.



2  Baker, Fentress & Company  Annual Report 1997
   ---------------------------------------------

CONSOLIDATED-TOMOKA LAND CO.

Consolidated-Tomoka Land Co. (CTO) is a Florida-based company primarily engaged in two lines of business - citrus production and land development. BKF owns 79.9% of CTO's shares.

     In 1997, CTO increased its cash dividend from $0.55 to $0.65 per share, an increase of 18%. In addition to the $4.1 million paid in dividends, CTO also increased its cash and liquid short-term investments by $8.5 million and reduced its outstanding debt by $4.4 million.

     The citrus industry is currently influenced by the negative effects of a worldwide imbalance in supply and demand. CTO's citrus operations for calendar 1997 were profitable but disappointing.

     At the Ladies Professional Golf Association (LPGA) project, CTO's major real estate activity, responsibility for the operations of the LPGA International golf courses was transferred from the City of Daytona Beach to a wholly-owned subsidiary of CTO. The agreement with the City provides for a second golf course and a clubhouse to be constructed by CTO in return for a long-term lease from the City on both golf courses. The first course was constructed at the expense of the City.

     On December 29, 1997, CTO completed the sale of approximately 11,000 acres of land on the western border of its Daytona Beach-area land holdings for approximately $10 million. The land sold was not designated for development in the near term, and since it was acquired for conservation purposes, a new competitor for future land sales was not created.

     Also during 1997, an additional 66 acres of land were sold for approximately $2 million. Land sales would have been considerably greater except for the delay of several closings to the first half of 1998 at the buyers' option.

 [PHOTO OF JOHN A. LEVIN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, APPEARS HERE]


NEW BOARD
MEMBERS ELECTED

In June, concurrent with her appointment as Levco President and Chief Operating Officer, Jessica M. Bibliowicz was elected by the board as a Director of BKF. In November, Dean J. Takahashi, Senior Director of Endowment Management of Yale University, also was elected to the Company's board. Dean brings a wealth of investment experience to us, and we welcome both of our new directors.

1998 ANNUAL MEETING

In November, BKF applied to the Securities & Exchange Commission (SEC) for exemptive relief to allow both BKF and Levco to offer equity-based incentive compensation to their professional employees. Since any plan approved by the SEC must also be approved by BKF shareholders, and since the process will take several months, we are planning to hold the annual meeting later than the usual April date. The exact date will be communicated to shareholders as soon as it is determined.


                                           /s/ James P. Gorter

                                           James P. Gorter
                                           Chairman of the Board

                                           /s/ John A. Levin

                                           John A. Levin
                                           President and Chief Executive Officer


                                 Baker, Fentress & Company/Annual Report 1997  3
                                 -----------------------------------------------

JOHN A. LEVIN & CO., INC.


AN INTERVIEW WITH JESSICA M. BIBLIOWICZ
---------------------------------------
President and Chief Operating Officer


[PHOTO OF JESSICA M. BIBLIOWICZ APPEARS HERE]


Levco's singular focus on large cap value equity investing has provided clients with style consistency through full market cycles and delivered long-term performance.

HOW DO YOU DESCRIBE LEVCO TO PROSPECTIVE CLIENTS?

Levco is an investment management company that serves a wide range of clients - from institutions, endowment funds, and foundations to individuals - with a core investment discipline.

     Levco's singular focus on large cap value equity investing has provided clients with style consistency through full market cycles and delivered long-term performance. Our investment professionals have an average of more than 12 years of investment experience and have operated together as a team for many of those years.

HOW IS THE COMPANY ORGANIZED?

We are organized into clearly defined groups of investment, marketing, and operating professionals. The investment team is the key to the success of our business. The company is organized to ensure that the investment process runs smoothly and efficiently so that our team of 14 investment professionals, led by John Levin, our CEO, and Jeff Kigner, our Chief Investment Officer, can focus on our core product.

     My focus is on new product development, marketing, and operations. We have a large, well-run operations team and we are taking steps to build up our newly-formed marketing group.

     All that being said, I have found that one of the strongest features of Levco has been the close cooperation between the different sides of the business in developing products and addressing operational issues. This is an integrated firm and it is my job to keep in continuous contact with people in every aspect of the business so that our integration will remain strong even as we grow.


4 Baker, Fentress & Company  Annual Report 1997
  ---------------------------------------------

WHAT ARE YOUR PLANS FOR FUTURE PRODUCT DISTRIBUTION?

We would like to establish a solid presence in a number of areas. First, we must always remember our roots - high net worth individuals and their families for whom the preservation of capital is a high priority. Second, we will continue to target institutional clients, such as foundations, universities, non-profit organizations, and pension plans, that are looking for core equity managers with low volatility. About 72% of our business today comes from this market. Third, we would like to increase our strategic penetration of retail markets through subadvisory relationships with pooled investment funds, participation in broker consulting programs, and our entry into variable life and variable annuity products. The addition of new investment products should open new avenues of distribution, further enhancing our market share.

HOW DO YOU SEE LEVCO IN THE BKF STRUCTURE?

Levco provides two very important catalysts for the growth of Baker Fentress that we believe will lead to increases in shareholder value. First, of course, Levco manages BKF's public portfolio, utilizing our large capitalization value approach. In the future we may also use other investment strategies that become available as Levco expands its product line. Second, as our organization grows, increased revenues and profits should be reflected in a higher valuation of Levco.

[INSERT PHOTO]

Seated: Glenn A. Aigen,
Chief Financial Officer and
Director of Operations.
Standing: Carol L. Novak,
Corporate Secretary and
Director of Administration.

[INSERT PHOTO]

Daniel M. Theriault,
Senior Portfolio Manager/Analyst.

[INSERT PHOTO]

Broker Consulting Department.
Seated (left to right):
Michael P. Ackerman,
Sandra P. Hannon, and
Joseph A. Austin.
Standing (left to right):
Ana F. Pinkerton,
Joyce Chang, Andrew Nam,
and Joanne Furlong.

                                Baker, Fentress & Company  Annual Report 1997  5
                                ---------------------------------------------

JOHN A. LEVIN & CO., INC.

AN INTERVIEW WITH JEFFREY A. KIGNER
-----------------------------------
Chief Investment Officer


[PHOTO OF JEFFREY A. KIGNER APPEARS HERE]


Uncovering information through an intensive research process is a key to our success.

[INSERT PHOTO]

Trading Desk.
Seated: Kathleen A. Knox.
Standing (left to right): Daniel E. Aron,
Keri M. Hills, and Jeffrey A. Malkus.

WHAT IS LEVCO'S INVESTMENT PHILOSOPHY?

Our investment philosophy emphasizes the preservation of capital, risk avoidance, and control of volatility. Over the long term, our goal is to consistently augment investment capital, avoid major losses, and capture high rates of return while remaining invested in the market. We believe that by seeking to create a portfolio that will generally decline less than the broader market and will participate in rising markets, we should be able to maximize shareholder value over the long term.

     We believe in bottom-up value investing, designed to achieve superior returns over a market cycle. As value investors, we do not exclude companies with new products or growth characteristics out of hand. Sometimes we find value in those situations when the market fails to recognize unique businesses or products, and a catalyst exists to change market perception.

HOW HAS JESSICA BIBLIOWICZ'S ARRIVAL AT LEVCO HELPED YOU?

Jessica is a skilled business manager and she has assumed responsibility for our growth strategy. This has been a tremendous help, as both John Levin and I can focus all of our energy on investment activities, including the team process of initiating new investment ideas and developing and implementing the firm's investment strategy.

HOW HAVE YOU STRUCTURED YOUR TEAM TO CARRY OUT THE INVESTMENT PROCESS?

At least two people from the investment team work together on each opportunity. Uncovering information through an intensive research process is a key to our success. We believe we increase our ability to succeed by having more than one person assessing each company, reviewing financial and technical documents, discussing the company with corporate management, and talking to a company's competitors, suppliers, and customers. Essentially, we create an information network around a company.


6  Baker, Fentress & Company  Annual Report 1997
------------------------------------------------

HOW DO YOU THEN SELECT
STOCKS FOR THE PORTFOLIO?

We believe liquidity is an essential element of risk control. We focus on securities that generally are highly liquid, most of which trade on The New York Stock Exchange. We also look for companies with proprietary products or services, companies selling at a discount to their private market value, and/or companies with new products or developments.

     Continuous monitoring is part of the process - not only the initial research process required to add securities to a portfolio, but the ongoing process of evaluating each security's fundamentals throughout its holding period. We attempt to avoid concentrating in any one stock or industry group, or exposure to other factors that may have broad correlation across the portfolio, e.g., foreign or domestic economic risks.

     We often invest in paired positions, i.e., two or more undervalued securities whose price movements would be inversely correlated based on a specific event occurring. When successfully implementing this strategy we can reduce risks associated with these paired stocks. The objective is to construct a portfolio with a number of paired positions, thereby reducing the volatility of the entire portfolio.

WHAT IS YOUR OUTLOOK FOR 1998?

We believe that current expectations for equity rates of return are too high. American companies have strengthened themselves recently, but we believe it is going to be more difficult for them to continue at the growth rates we have seen over the past few years. We expect profit gains to be lower in an increasingly challenging corporate environment.

     Companies without innovative new products and developments are going to have difficulty maintaining high growth rates. In this economic environment, stock selection will play an even more important role. We believe our strategy will prove effective in a difficult market.

The Investment Professionals


[INSERT PHOTO]

Seated (left to right):
Henry A. Levin and Frank F. Rango.
Standing (left to right):
Jeffrey A. Kigner, Joseph A. Austin, and Jack W. Murphy.


[INSERT PHOTO]

Barton G. Ice


[INSERT PHOTO]

Ping Chen,
Patricia P. Lea,
Aracely Kuszel, and
Warren Empey.


                                Baker, Fentress & Company  Annual Report 1997  7
                                ------------------------------------------------

Review of Operations

In 1997, portfolio performance as measured by net asset value total return was 15.2%. Over the same period, shareholder total return, which is based on the per share market price of BKF, was 25.2%.

Net asset value total return is a measure of portfolio performance using industry standard methodology that provides a total return that can be directly compared to the return on the S&P 500. Shareholder total return is based on market price. It is the actual return if all distributions had been reinvested during the year. It is calculated on a per share basis. Expenses are deducted in the calculation of shareholder return, but are not considered in net asset return.

     The S&P 500 Index posted record performance again in 1997, the stock market's seventh consecutive year of positive returns. The last three years were the strongest consecutive three-year period for the S&P 500 Index since the 1930s.

     In 1997, the discount between the Company's net asset value and its market price narrowed from 22.5% at December 31, 1996 to 16.2% at December 31, 1997. As a result, the market price of the Company's stock generally kept pace with the broad market, although the net asset value increase trailed the market advance.

     In 1997, we continued to restructure our public portfolio to reflect Levco's large cap value strategy. As discussed earlier, the public portfolio generated a total return of 19.8% for 1997. This was below the S&P 500 return of 33.4%. This difference can be attributed to the following principal factors:

 . Overall, domestic equity funds trailed the S&P 500 return by significant margin.
 . The Levco portfolio trailed the market advance due to its emphasis on risk control and protection of capital.
 . A significant amount of cash was generated from portfolio sales and was conservatively invested in money market instruments in order to fund shareholder distributions.

LEVCO OPERATING RESULTS

In 1997, Levco assets under management grew to $7.4 billion compared to $6.5 billion at the end of 1996. For the 12 months ended December 31, 1997, revenue increased to $39.3 million, an 11% increase over 1996. Unaudited operating results are shown in the table below.

Comparative Operating Results

(Unaudited)                     Years ended December 31,
                                  1996           1997
                                ---------       ------
Assets under mgmt.(a)           $6,489(b)       $7,359
Revenue (a)                       35.4(b)         39.2
Operating income (a)              16.3(b)         16.2

(a) Stated in millions
(b) Adjusted to include BKF assets and management fee income as if the acquisition of Levco had taken place on January 1, 1996.

8  Baker, Fentress & Company  Annual Report 1997
------------------------------------------------


                                 Total Return on $10,000 Investment in BKF
                                    For 12 Months Ended December 31, 1997

                                                Reinvested Distributions
                              Market       Per                     Reinvest         New        Total       Market
Date         Description       Price     Share       $ Amount         Price      Shares       Shares       Value
----         -----------      ------     -----       --------      --------      ------       ------       ------
  12/31/96   MV               16.8750                                                         592.59      10,000.00
   1/31/97   MV               17.7500                                                         592.59      10,518.52
   2/28/97   MV               17.7500                                                         592.59      10,518.52
   3/31/97   MV               17.8750                                                         592.59      10,592.59
   4/30/97   MV               18.0000                                                         592.59      10,666.67
   5/31/97   MV               18.5000                                                         592.59      10,962.96
   6/30/97   MV               19.7500                                                         598.85      11,827.25
   7/31/97   MV               20.7500                                                         598.85      12,426.10
   8/31/97   MV               19.8750                                                         598.85      11,902.11
   9/30/97   MV               20.8750                                                         598.85      12,500.96
  10/31/97   MV               20.0625                                                         598.85      12,014.39
  11/30/97   MV               18.0625                                                         598.85      10,816.70
  12/31/97   MV               18.2500                                                         685.76      12,515.17

             Total Return for 1997                                                             25.16%


This chart shows that a shareholder who invested $10,000 at the beginning of 1997 in BKF and reinvested all dividends and distributions, would have had shares with a market value of $12,515 at the end of 1997, resulting in a total return of 25.2% for the year.



Comparative Total Returns for 1997 - BKF Versus Benchmarks

For 12 Months Ended December 31, 1997

[GRAPH APPEARS HERE]

15.2% BKF NAV
25.2% BKF MarketValue
33.4% S&P 500
24.9% Dow Jones Industrial
22.2% Nasdaq Composite

This chart compares the Baker Fentress total returns, both net asset value and shareholder (market value), for the 12 months ended December 31, 1997 and the total returns for certain common broad market indices over the same year.


                               Baker, Fentress & Company  Annual Report 1997   9
                               -------------------------------------------------

Review of Public Portfolio

Changing the direction of a portfolio is not a quick and simple task. Our strategy to shift the management of the public portfolio to Levco and to change the investment approach will take time to implement and show results.


We believe that our current strategy is sound and will contribute to long-term gains for shareholders.

   Levco took over management of the public portfolio in July 1996 and made significant changes in the last six months of that year. Because of the low cost basis, extreme volatility, and lack of liquidity of some of the issues then held in the portfolio, all of the planned portfolio changes were not made in 1996 and 1997. Thus, the portfolio restructuring will continue to have an impact on results in 1998. As a result of gains generated by the shift in management style, annual distributions were temporarily raised from a rate of 8% of average net assets to 12% for 1997 and 1998.

   In 1997, our large cap value style trailed the strong growth of the market as measured by the S&P 500 Index. Levco's investment approach emphasizes capital protection and control of volatility, and attempts to outperform the market over a full cycle. Thus, the underperformance of the public portfolio was not surprising, considering the record market levels and limited volatility during the year.

   While the restructuring of the public portfolio is not complete, there have been significant changes in the portfolio. The table below shows the change in the top ten positions from year-end 1996 to year-end 1997.

PORTFOLIO MANAGERS-
PUBLIC PORTFOLIO

John A. Levin and Jeffrey A. Kigner are co-managers of the Company's portfolio of publicly-traded securities, supported by a 12-person investment team. Mr. Levin is Chairman and Chief Executive Officer of Levin Management Co. and Levco, and was President and Chief Executive Officer of the companies (and of Levco's predecessor) prior to July 1997. Mr. Kigner has been Co-Chairman of Levin Management Co. and of Levco since July 1997 and

Public Portfolio -- Top Ten Holdings

As of December 31, 1996                                    As of December 31, 1997
                                        Percent of                                                      Percent of
Investment                           Public Portfolio      Investment                                Public Portfolio
-----------------------------------------------------      ----------------------------------------------------------
Barnett Banks                               3.5%           Duke Energy                                     4.1%
MCI                                         3.5            Aetna                                           3.5
T. Rowe Price                               3.5            Pfizer                                          3.4
PanEnergy*                                  3.4            Tribune                                         2.9
Harnischfeger                               3.3            Long Island Lighting                            2.8
United HealthCare                           2.9            Minnesota Mining & Mfg.                         2.4
Newell                                      2.7            Boeing                                          2.4
Boeing                                      2.7            Bell Atlantic                                   2.4
Aon                                         2.2            IBM                                             2.3
York International                          2.1            First Data                                      2.2
                                           ----                                                           ----
Total                                      29.8%           Total                                          28.4%
                                           ====                                                           ====

*Acquired by Duke Energy in 1997.







10  Baker, Fentress & Company  Annual Report 1997
-------------------------------------------------

Chief Investment Officer of Levco since September 1997. He was Executive Vice President of those companies from June 1996 to July 1997, and Portfolio Manager for Levco's predecessor company prior to June 1996.

     As noted in our third quarter 1997 report, on October 27, 1997, Daniel M. Theriault began managing a portion of the Company's public portfolio, investing in insurance and specialty financial services stocks. Mr. Theriault re-joined Levco as Senior Portfolio Manager/Analyst in October 1997. From February 1995 to October 1997, Mr. Theriault was Vice President/Insurance and Financial Services Analyst for T. Rowe Price Associates. He was a securities analyst with Levco from January 1994 to February 1995, and with First Manhattan Co. (a securities broker-dealer) from November 1990 to January 1994.

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended December 31, 1997
Purchases                                                             Cost
---------                                                         ------------
First Data Corporation..........................................  $ 10,368,772
Aetna Inc.......................................................     9,925,346
Unocal Corporation..............................................     9,501,269
Rockwell International Corporation..............................     8,862,222
Bell Atlantic Corporation.......................................     8,287,864
Minnesota Mining and Manufacturing Company......................     8,150,838
Hewlett-Packard Company, Zero Coupon Conv. Bond due 10/14/2017..     6,303,620
Endesa, S.A. (ADR)..............................................     4,606,740
Amerada Hess Corporation........................................     3,880,805
Fortune Brands, Inc.............................................     3,838,899
EXEL Limited....................................................     2,664,580
                                                                  ------------
                                                                  $ 76,390,955
                                                                  ============

Sales                                                               Proceeds
-----                                                             ------------
Rockwell International Corporation..............................  $ 10,820,810
Newell Co.......................................................     9,450,555
United HealthCare Corporation...................................     9,244,882
WMX Technologies, Inc...........................................     8,103,449
National Semiconductor Corporation,
  6.50% Convertible Bond due 10/01/2002.........................     7,133,677
Varian Associates, Inc..........................................     6,934,687
Barnett Banks, Inc..............................................     6,830,771
MCI Communications Corporation..................................     5,830,149
Corning Incorporated............................................     5,311,601
Alza Corporation, 5.00% Convertible Bond due 05/01/2006.........     4,911,527
T. Rowe Price Associates, Inc...................................     4,597,856
Endesa, S.A. (ADR)..............................................     4,570,805
Aon Corporation.................................................     4,284,177
Seagate Technology, Inc.........................................     4,227,061
Crown Cork & Seal Company, Inc..................................     4,063,107
General Re Corporation..........................................     4,046,518
USG Corporation.................................................     3,832,860
Tellabs, Inc....................................................     3,713,299
Baxter International Inc........................................     3,340,965
Owens Corning...................................................     3,323,270
Nextel Communications, Class A..................................     3,194,581
Kellogg Company.................................................     2,991,611
IMC Global Inc..................................................     2,950,098
Woolworth Corporation...........................................     2,506,370
                                                                  ------------
                                                                  $126,214,686
                                                                  ============

                              Baker, Fentress & Company  Annual Report 1997   11
                              --------------------------------------------------

Baker, Fentress & Company Illustration of $10,000 Investment

          Total Return on $10,000 Investment
          For 20 Years Ended December 31, 1997

          This chart and accompanying table illustrate the annual and cumulative 20-year record of a $10,000 investment made at the beginning of 1977. The results of two measures of past performance are as follows:

                                                              Average Annual
                                         Ending Value      Compound Total Return
                                         ------------      ---------------------
             Shareholder Return            $277,508                17.6%
             Portfolio Performance          165,062                15.1

               Shareholder Return is the actual return a Baker, Fentress & Company shareholder would have achieved assuming purchase of the shares at the closing market price on the last day of the previous year and reinvestment of all distributions at the actual reinvestment price on the payment date. Returns which include 1993 results assume all primary shares were purchased during the Company's rights offering at the actual exercise price. For the years when the Company retained a portion of net realized capital gain and paid taxes due on behalf of shareholders, the tax credits were treated as reinvested at the closing market price of the Company's stock on the last day of that year. The net asset value of the underlying shares held as of December 31, 1997, was $331,185, and the ending market value was $277,508.

               Portfolio Performance is the time-weighted total return of the Company's total net assets. This provides a measure of performance comparable to the total return of general market indices, such as the S&P 500.

               This total return calculation assumes monthly compounding of total net assets, with purchases and sales of portfolio securities assumed to occur at mid-month. Dividend income is treated as earned on the ex-date and interest income is accrued monthly. Calculations reflect adjustments for capital gain distributions, treasury stock purchases, and taxes paid by the Company in years when a portion of net realized capital gain was retained, but before deduction of expenses.

               The illustrated results are two measures of past performance. They are not necessarily indicative of future results.

TOTAL RETURN ON $10,000 INVESTMENT
          20 Years Ended December 31, 1997

                                           Baker, Fentress & Company
                           --------------------------------------------------------------
                               Shareholder Return               Portfolio Performance             Standard & Poor's 500
                           ---------------------------       ----------------------------      ---------------------------
As of                      Cumulative     Annual Total        Cumulative     Annual Total      Cumulative     Annual Total
December 31                Investment        Return           Investment        Return         Investment        Return
-----------                ----------     ------------        ----------     ------------      ----------     ------------
   1978                    $ 11,365           13.7%           $ 11,775           17.8%         $ 10,657            6.6%
   1979                      16,455           44.8              16,393           39.2            12,640           18.6
   1980                      21,885           33.0              20,174           23.1            16,749           32.5
   1981                      22,881            4.6              20,100           -0.4            15,924           -4.9
   1982                      30,770           34.5              25,302           25.9            19,355           21.6
--------------------------------------------------------------------------------------------------------------------------
   1983                      41,080           33.5              30,397           20.1            23,721           22.6
   1984                      44,574            8.5              31,622            4.0            25,209            6.3
   1985                      62,123           39.4              42,798           35.3            33,207           31.7
   1986                      69,756           12.3              48,220           12.7            39,406           18.7
   1987                      65,698           -5.8              51,008            5.8            41,475            5.3
--------------------------------------------------------------------------------------------------------------------------
   1988                      84,720           29.0              58,556           14.8            48,363           16.6
   1989                     106,722           26.0              70,205           19.9            63,688           31.7
   1990                      81,296          -23.8              58,213          -17.1            61,711           -3.1
   1991                     108,965           34.0              73,747           26.7            80,512           30.5
   1992                     116,058            6.5              78,893            7.0            86,650            7.6
--------------------------------------------------------------------------------------------------------------------------
   1993                     155,865(1)        14.2              91,569           16.1            95,378           10.1
   1994                     144,152           -7.5              87,588           -4.4            96,637            1.3
   1995                     192,017           33.2             119,325           36.2           132,951           37.6
   1996                     221,738           15.5             143,346           20.1           163,478           23.0
   1997                     277,508           25.2             165,062           15.2           218,019           33.4

   (1) Includes $23,345 additional investment to purchase all primary shares in the Company's rights offering.


12  Baker, Fentress & Company Annual Report 1997
------------------------------------------------

20-YEAR PERFORMANCE SUMMARY

[GRAPH REPRESENTING TABLE ON PAGE 12 APPEARS HERE]


PAST PERFORMANCE
AVERAGE ANNUAL COMPOUND TOTAL RETURN

  Years Ended            Shareholder      Portfolio       S&P 500
December 31, 1997          Return        Performance    Stock Index
-----------------        -----------     -----------    -----------
  1 year                    25.2%            15.2%         33.4%
  3 years                   24.4             23.5          31.2
  5 years                   17.0             15.9          20.3
 10 years                   14.5             12.5          18.1
 20 years                   17.6             15.1          16.7

                                Baker, Fentress & Company Annual Report 1997  13
                                ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                            December 31, 1997
                                                                            -----------------
Assets
            Investments, at Value:
             Portfolio securities:
                Unaffiliated issuers (cost $346,998,377)..................       $473,042,941
                Controlled affiliates (cost $136,176,517).................        232,280,368
                Non-controlled affiliates (cost $13,110,996)..............         22,892,356
            Money market securities (cost $29,755,137)....................         29,755,137
                                                                                 ------------
                    Total Investments (cost $526,041,027).................        757,970,802
            Cash and Cash Equivalents.....................................         33,623,060
            Receivable for Securities Sold................................          2,011,722
            Dividends and Interest Receivable.............................          3,194,378
            Other Assets..................................................            610,060
                                                                                 ------------
                    Total Assets..........................................        797,410,022
                                                                                 ------------
Liabilities
            Bank Borrowing................................................          5,000,000
            Payable for Securities Purchased..............................          6,502,179
            Payable to Affiliate for Investment Management Fee............            135,000
            Accounts Payable and Accrued Liabilities......................          2,055,620
                                                                                 ------------
                    Total Liabilities.....................................         13,692,799
                                                                                 ------------
Net Assets................................................................       $783,717,223
                                                                                 ============
Analysis of Net Assets
            Common Stock, $1 par value, authorized - 60,000,000 shares;
                issued and outstanding - 35,983,081 shares................       $ 35,983,081
            Capital Surplus...............................................        414,410,633
            Undistributed Net Realized Gain from Investment Transactions..         53,578,529
            Other Retained Earnings (a)...................................         47,815,205
            Unrealized Appreciation of Investments........................        231,929,775
                                                                                 ------------
Net Assets................................................................       $783,717,223
                                                                                 ============
Net Asset Value Per Share.................................................             $21.78
                                                                                 ============

            ------------------
            (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.





            See accompanying Notes to Financial Statements

14  Baker, Fentress & Company  Annual Report 1997
-------------------------------------------------

STATEMENT OF OPERATIONS

                                                                           Year Ended
                                                                        December 31, 1997
                                                                        -----------------
Investment Income:
            Dividends from:
                Unaffiliated issuers...................................    $ 7,089,124
                Controlled affiliate...................................      3,250,000
                                                                          ------------
                                                                            10,339,124
                                                                          ------------
            Interest from:
                Unaffiliated issuers...................................      4,151,774
                Controlled affiliates..................................      7,442,931
                Non-controlled affiliates..............................        960,000
                                                                          ------------
                                                                            12,554,705
                                                                          ------------
                    Total Income.......................................     22,893,829
                                                                          ------------
Expenses:
            Investment management fee..................................      1,536,578
            Administration and operations..............................      1,319,697
            Interest on bank borrowing.................................      1,012,447
            Investment research........................................        929,882
            Professional fees..........................................        370,476
            Directors' fees and expenses...............................        368,907
            Rent.......................................................        309,983
            Reports to shareholders....................................        179,631
            Custodian and transfer agent fees..........................        117,854
            Taxes other than income....................................         91,079
            Other......................................................        520,757
                                                                          ------------
               Total Expenses..........................................      6,757,291
                                                                          ------------
                 Net Investment Income.................................     16,136,538
                                                                          ------------
Net Realized and Unrealized Gain:
            Net realized gain on sales of investments in unaffiliated
             issuers, including options purchased and closed short
             positions.................................................    100,020,610
            Net realized gain on covered call options written..........        103,416
                                                                          ------------
               Net realized gain.......................................    100,124,026
            Change in net unrealized appreciation......................    (13,722,353)
                                                                          ------------
                   Net Realized and Unrealized Gain....................     86,401,673
                                                                          ------------
Net Increase in Net Assets Resulting from Operations...................   $102,538,211
                                                                          ------------

            See accompanying Notes to Financial Statements

                              Baker, Fentress & Company  Annual Report 1997   15
                              --------------------------------------------------

STATEMENT OF CASH FLOWS

                                                                                  Year Ended December 31,
                                                                                  1997               1996
                                                                             --------------      -------------
Cash Flows from Operating Activities:
          Net increase in net assets resulting from operations.............  $  102,538,211      $ 115,001,004
          Adjustments to reconcile net increase in net assets
            resulting from operations to net cash
            provided by (used in) operating activities:
            Net realized and unrealized (gain) on investments..............     (86,401,673)      (104,331,004)
            (Increase) decrease in receivable for securities sold..........      (1,614,159)         3,038,797
            (Increase) decrease in deposits for securities sold short......      13,697,890        (13,697,890)
            (Increase) in dividends and interest receivable................      (1,344,935)          (754,180)
            Decrease in other assets.......................................          31,154            330,931
            Increase (decrease) in accounts payable and
               accrued liabilities.........................................       1,456,807             (7,972)
            Increase in payable for investment management fee..............          15,000            120,000
            Increase (decrease) in payable for securities purchased........       6,502,179         (1,305,000)
            Net amortization of (discounts)................................        (216,111)           (33,594)
                                                                             --------------      -------------
               Net cash provided by (used in) operating activities.........      34,664,363         (1,638,908)
                                                                             --------------      -------------
Cash Flows from Investing Activities:
          Purchases of portfolio securities and closing
            of short positions.............................................    (268,551,573)      (349,765,816)
          Proceeds from sales of portfolio securities
            and securities sold short......................................     331,001,639        423,235,313
          Proceeds from options written....................................         366,138          4,950,712
          Cost of options repurchased......................................        (262,721)        (6,398,769)
          Net realized gain on financial futures transactions..............         --               1,834,825
          (Purchases) and sales/maturities of money
            market securities, net.........................................      (9,801,287)       (18,197,871)
                                                                             --------------      -------------
               Net cash provided by investing activities...................      52,752,196         55,658,394
                                                                             --------------      -------------
Cash Flows from Financing Activities:
          Bank borrowing...................................................         --              38,000,000
          Repayment of bank borrowing......................................     (13,000,000)       (20,000,000)
          Dividends and capital gain distributions.........................     (59,967,171)       (53,284,608)
                                                                             --------------      -------------
            Net cash used in financing activities..........................     (72,967,171)       (35,284,608)
                                                                             --------------      -------------
Net Increase in Cash and Cash Equivalents..................................      14,449,388         18,734,878
Cash and Cash Equivalents at the
  Beginning of the Year....................................................      19,173,672            438,794
                                                                             --------------      -------------
Cash and Cash Equivalents at the End of the Year...........................  $   33,623,060      $  19,173,672
                                                                             ==============      =============
Supplemental Disclosure of
   Noncash Investing and Financing Activities:
            Issuance of Company stock in exchange for stock of
              John A. Levin & Co., Inc.....................................  $     --            $  80,247,302
                                                                             ==============      =============
            Capital gain distribution reinvestments........................  $   34,329,668      $  28,694,067
                                                                             ==============      =============

            See accompanying Notes to Financial Statements

16  Baker, Fentress & Company  Annual Report 1997
-------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS




                                                  Year Ended December 31,
                                                    1997            1996
                                                ------------    ------------
Operations:

     Net investment income...................    $ 16,136,538    $ 10,670,000
     Net realized gain.......................     100,124,026      83,306,349
     Change in net unrealized appreciation...     (13,722,353)     21,024,655
                                                 ------------    ------------
       Net increase in net assets resulting
         from operations.....................     102,538,211     115,001,004
                                                 ------------    ------------
Distributions to Shareholders from:

      Net investment income...................    (15,795,572)    (12,684,254)
      Net realized gain.......................    (78,501,267)    (69,294,421)
                                                 ------------   -------------
        Total distributions to shareholders...    (94,296,839)    (81,978,675)
                                                 ------------   -------------
          Net increase in net assets from
           operations after distributions.....      8,241,372      33,022,329
                                                 ------------   -------------
Capital Share Transactions - Net increase.....     34,329,668     108,941,369
                                                 ------------   -------------
Total Increase in Net Assets..................     42,571,040     141,963,698
Net Assets at the Beginning of the Year.......    741,146,183     599,182,485
                                                 ------------   -------------
Net Assets at the End of the Year.............   $783,717,223    $741,146,183
                                                 ============    ============






            See accompanying Notes to Financial Statements






                                Baker, Fentress & Company Annual Report 1997  17
                                ------------------------------------------------

STATEMENT OF INVESTMENTS
December 31, 1997

                                                      Shares       Value
                                                     --------   ----------
INVESTMENTS IN UNAFFILIATED ISSUERS -- 60.36%
Public -- 55.65%
  Common Stock -- 54.62%

      Basic Materials -- 6.18%
        Air Products & Chemicals, Inc...............   98,000   $ 8,060,500
        Allegheny Teledyne Incorporated.............  281,000     7,270,875
        E.I. du Pont de Nemours and Company.........  164,000     9,850,332
        Getchell Gold Corporation (b)...............  225,400     5,409,600
        Monsanto Company............................  176,200     7,400,400
        USG Corporation (b).........................   65,000     3,185,000
        W.R. Grace & Co.............................   90,000     7,239,420
                                                                -----------
                                                                 48,416,127
                                                                -----------
      Capital Goods -- 9.25%
        The Boeing Company..........................  236,436    11,570,705
        Electronic Data Systems Corporation.........  107,400     4,718,941
        General Electric Company....................   86,000     6,310,250
        Harnischfeger Industries, Inc...............  218,920     7,730,722
        Litton Industries, Inc. (b).................   95,000     5,462,500
        Lockheed Martin Corporation.................   78,600     7,742,100
        Minnesota Mining and Manufacturing Company..  145,600    11,948,373
        Owens-Illinois, Inc. (b)....................  226,500     8,592,957
        Rockwell International Corporation..........   51,300     2,680,425
        York International Corporation..............  145,000     5,736,659
                                                                -----------
                                                                 72,493,632
                                                                -----------
      Communication Services -- 2.17%
        Bell Atlantic Corporation...................  126,700    11,529,700
        MCI Communications Corporation..............  128,500     5,501,470
                                                                -----------
                                                                 17,031,170
                                                                -----------
      Consumer Cyclical -- 4.54%
        The Black & Decker Corporation..............  143,500     5,605,540
        Cendant Corporation.........................  217,961     7,492,415
        General Motors Corporation..................  100,000     6,075,000
        J.C. Penney Company, Inc....................   35,000     2,110,955
        Tribune Company.............................  230,000    14,317,500
                                                                -----------
                                                                 35,601,410
                                                                -----------
      Consumer Staples -- 2.45%
        Fortune Brands, Inc.........................  109,400     4,054,692
        Time Warner Inc.............................  130,000     8,060,000
        U. S. West Media Group (b)..................  245,000     7,074,375
                                                                -----------
                                                                 19,189,067
                                                                -----------
      Energy -- 3.01%
        Amerada Hess Corporation....................  101,200     5,553,350
        Union Texas Petroleum Holdings, Inc.........  420,000     8,741,460
        Unocal Corporation..........................  238,500     9,256,900
                                                                -----------
                                                                 23,551,710
                                                                -----------

              See accompanying Notes to Statement of Investments


18    Baker, Fentress & Company | Annual Report 1997
----------------------------------------------------

STATEMENT OF INVESTMENTS
December 31, 1997

                                                                   Shares       Value
                                                                   ------       -----
INVESTMENTS IN UNAFFILIATED ISSUERS (Continued)
   Financials - 14.73%
        Ace Ltd..................................................    7,700  $   743,050
        Aetna Inc................................................  214,800   15,156,932
        Affiliated Managers Group, Inc. (b)......................    6,300      182,700
        H.F. Ahmanson & Company..................................    3,300      220,895
        American Express Company.................................    3,500      312,375
        American General Corporation.............................    7,500      405,473
        American International Group, Inc........................   33,000    3,588,750
        Aon Corporation..........................................  175,000   10,259,375
        BankBoston Corporation...................................    4,800      450,902
        Barnett Banks, Inc.......................................   57,000    4,096,875
        Capital Re Corporation...................................    2,700      167,570
        The Chase Manhattan Corporation..........................   59,200    6,482,400
        Cigna Corporation........................................    1,250      216,329
        The CIT Group, Class A (b)...............................   20,000      645,000
        Citicorp.................................................   44,500    5,626,491
        Countrywide Credit Industries, Inc.......................    5,000      214,375
        Erie Indemnity Company...................................   10,400      306,800
        ESG RE Ltd. (b)..........................................   28,500      669,750
        EXEL Limited.............................................   44,400    2,813,850
        Fairfax Financial Holdings Ltd. (Stock purchase rights)..   78,000       48,360
        First Chicago NBD Corporation............................    6,000      501,000
        First Data Corporation...................................  369,400   10,804,950
        First Investors Financial Services Group, Inc. (b).......  117,300      821,100
        First Sierra Financial, Inc. (b).........................   10,000      177,500
        First Union Corporation..................................    9,750      499,688
        Fleet Financial Group, Inc...............................    4,500      338,063
        Friedman, Billings, Ramsey Group, Inc. (b)...............    9,300      166,823
        General Re Corporation...................................   39,000    8,268,000
        Golden West Financial Corporation........................    3,200      313,002
        Horace Mann Educators Corporation........................   10,000      284,380
        INMC Mortgage Holdings, Inc..............................   17,500      410,165
        KeyCorp..................................................    4,500      318,659
        LECG, Inc................................................   50,000      437,500
        Leucadia National Corporation............................   11,000      379,500
        Mellon Bank Corporation..................................    4,000      242,500
        Mid Ocean Limited (ORD)..................................   18,300      992,775
        Mutual Risk Management Ltd...............................   14,000      419,132
        NAC Re Corp..............................................    8,000      390,504
        NationsBank Corporation..................................    8,000      486,504
        Partner Re Ltd...........................................   56,700    2,629,463
        Penncorp Financial Group, Inc............................    9,000      321,192
        Provident Companies, Inc.................................   12,000      463,500
        SLM Holding Corporation..................................    5,600      779,100
        Stirling Cooke Brown Holdings Limited (b)................    7,500      183,750
        The St. Paul Companies, Inc..............................    2,500      205,158
        T. Rowe Price Associates, Inc............................   85,100    5,350,662
        Terra Nova Holdings Ltd., Class A........................   27,800      729,750
        TIG Holdings, Inc........................................  295,000    9,790,460
        Tokio Marine and Fire Insurance Company (ADR)............  125,000    7,218,750
        Transamerica Corporation.................................    4,000      426,000
        Travelers Group Inc......................................   12,450      670,744
        UICI (b).................................................    6,000      209,250
        Unitrin, Inc.............................................  102,000    6,591,750
        UNUM Corporation.........................................    6,200      337,125
        Washington Mutual, Inc...................................    6,050      386,069
        Willis Corroon Group (ADR)...............................   25,000      307,825
                                                                            -----------
                                                                            115,460,545
                                                                            -----------


            See accompanying Notes to Statement of Investments


                           Baker, Fentress & Company  Annual Report 1997     19
                           ----------------------------------------------------

STATEMENT OF INVESTMENTS
December 31, 1997


                                                                            Shares or
                                                                         Principal Amount          Value
                                                                         ----------------       ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
   Health Care - 4.38%
     Baxter International Inc.........................................            121,300        $ 6,118,129
     Genentech, Inc. (b)..............................................            139,400          8,451,125
     Pfizer Inc.......................................................            226,400         16,881,063
     Rhone-Poulenc S.A. (ADR).........................................             67,500          2,982,656
                                                                                                 -----------
                                                                                                  34,432,973
                                                                                                 -----------
  Technology - 1.72%
     General Motors Corporation, Class H..............................             62,700          2,316,013
     International Business Machines Corporation......................            107,200         11,215,800
                                                                                                 -----------
                                                                                                  13,531,813
                                                                                                 -----------
  Transportation - 0.76%
     Union Pacific Corporation........................................             93,000          5,806,734
                                                                                                 -----------
  Utilities - 5.43%
     Consolidated Edison of New York, Inc.............................             65,700          2,693,700
     Duke Energy Corporation..........................................            365,540         20,241,777
     Long Island Lighting Company.....................................            457,900         13,794,238
     Texas Utilities Company..........................................            141,100          5,855,650
                                                                                                 -----------
                                                                                                  42,585,365
                                                                                                 -----------
         Total common stock (Cost $314,290,167).......................                           428,100,546
                                                                                                 -----------
 Preferred Stock - 0.23%
     Aetna Inc., 6.25% Class C........................................             25,000          1,787,500
                                                                                                 -----------
         Total preferred stock (Cost $1,625,491)........................                           1,787,500
                                                                                                 -----------
 Convertible Bonds - 0.80%
     Hewlett-Packard Company, Zero Coupon Bond
      due 10/14/2017 (g)..............................................         11,935,000          6,250,956
                                                                                                 -----------
         Total convertible bonds (Cost $6,336,820)....................                             6,250,956
                                                                                                 -----------
         Total public portfolio (Cost $322,252,478)...................                           436,139,002
                                                                                                 -----------
Private Placement - 4.71%
     Echlin Inc. - manufacturer of automotive parts and components
       Common stock...................................................            553,162         20,017,827
     Paracelsus Healthcare Corporation - hospital management company
       Common stock (b)(c)(e).........................................            535,443          1,445,696
     Security Capital U.S. Realty - real estate investment trust
       Common stock (b)...............................................            983,528         13,966,092
     Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)........         $  209,222          1,446,932
     Phillips-Smith Specialty Retail Group Limited Partnership (c)(d).         $   61,021             27,392
                                                                                                 -----------
         Total private placement portfolio (Cost $24,745,899).........                            36,903,939
                                                                                                 -----------
     Total investments in unaffiliated issuers (Cost $346,998,377)....                           473,042,941
                                                                                                 -----------

                       See accompanying Notes to Statement of Investments


20   Baker, Fentress & Company  Annual Report 1997
--------------------------------------------------

STATEMENT OF INVESTMENTS
December 31, 1997

                                                                                   Shares or
                                                                                Principal Amount          Value
                                                                                ----------------          -----
INVESTMENTS IN CONTROLLED AFFILIATES -- 29.64%
    Publicly-Traded -- 11.57%
        Consolidated-Tomoka Land Co., Common Stock
          (majority-owned)--development of Florida real estate;
          production and sale of citrus fruit (Cost $5,030,627)..................     5,000,000        $ 90,625,000
                                                                                                       ------------
    Private Placement -- 1.34%
        DuroLite International, Inc. -- manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)..................................         2,500           2,627,250
          12% Subordinated Note due 11/03/2004  (c)(d)...........................   $ 8,000,000           7,872,750
                                                                                                       ------------
               Total private placement portfolio (Cost $10,500,000)..............                        10,500,000
                                                                                                       ------------
    Wholly-Owned Subsidiary -- 16.73%
        Levin Management Co., Inc. -- investment management
          Common Stock (b)(c)(d).................................................         1,000          66,155,368
          9.75% Notes due 06/28/1999 (c)(d)......................................   $65,000,000          65,000,000
                                                                                                       ------------
               Total wholly-owned subsidiary (Cost $120,645,890).................                       131,155,368
                                                                                                       ------------
        Total investments in controlled affiliates (Cost $136,176,517)...........                       232,280,368
                                                                                                       ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 2.92%
    Private Placement -- 2.92%
        Citadel Communications Corporation - radio broadcasting
          Series A Convertible Preferred Stock (b)(c)(d).........................       746,412          22,392,356
        TBN Holdings Inc. - hazardous waste recycler
          12% Subordinated Note due 12/31/2002 (c)(d)(f).........................   $ 8,000,000             500,000
          Series C-3 Convertible Preferred Stock (b)(c)(d).......................     1,511,628             --
          Stock Purchase Warrants Expiring 12/31/2002 (c)(d).....................     1,100,000             --
                                                                                                       ------------
        Total investments in non-controlled affiliates (Cost $13,110,996)........                        22,892,356
                                                                                                       ------------
MONEY MARKET SECURITIES -- 3.79%
        U.S. Treasury Bills -- 5.155% DUE 02/26/1998.............................   $30,000,000          29,755,137
                                                                                                       ------------
        Total Investments In Money Market
          Securities (Cost $29,755,137)..........................................                        29,755,137
                                                                                                       ------------
        Total Investments -- 96.71% (Cost $526,041,027)..........................                       757,970,802
                                                                                                       ------------
        Cash and Other Assets, Less Liabilities -- 3.29%.........................                        25,746,421
                                                                                                       ------------
        NET ASSETS -- 100.00%....................................................                      $783,717,223
                                                                                                       ============

See accompanying Notes to Statement of Investments


                               Baker, Fentress & Company  Annual Report 1997  21
                               -------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS

     ---------------------
     (a) Based on the cost of investments of $475,269,870, for federal income tax purposes at December 31, 1997, net unrealized appreciation was $282,700,932, which consisted of gross unrealized appreciation of $297,890,025 and gross unrealized depreciation of $15,189,093.

     (b)  Non-income producing security.

     (c) The following securities are subject to legal or contractual restrictions on sale. They are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of December 31, 1997, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

          The aggregate value of restricted securities was $167,467,744, or 21.4% of net assets, at December 31, 1997.

                                                                                           No. of Shares or
Security Description                                             Date(s) of Acquisition    Principal Amount        Cost
-----------------------------------------------------------      ----------------------    ----------------     ----------
Citadel Communications Corporation
  Series A Convertible Preferred Stock.....................             May 1993                746,412          $1,860,996
DuroLite International, Inc.
  Convertible Preferred Stock..............................           November 1995               2,500           2,627,250
  12% Subordinated Note due 11/03/2004.....................           November 1995         $ 8,000,000           7,872,750
Golder, Thoma, Cressey Fund II Limited Partnership.........      June 1984-December 1988    $   209,222             209,222
Levin Management Co., Inc.
  Common Stock.............................................             June 1996                 1,000          55,645,890
  9.75% Notes due 6/28/1999................................             June 1996           $65,000,000          65,000,000
Paracelsus Healthcare Corporation
  Common Stock.............................................       December 1993-May 1996    $   535,443           4,068,985
Phillips-Smith Specialty Retail Group Limited Partnership..      March 1987-September 1987  $    61,021              61,021
TBN Holdings Inc.
  12% Subordinated Note due 12/31/2002.....................           January 1995          $ 8,000,000           8,000,000
  Series C-3 Convertible Preferred Stock...................           January 1995            1,511,628           3,239,000
  Stock Purchase Warrants Expiring 12/31/2002..............           January 1995            1,100,000              11,000

     (d) There were no unrestricted securities of the same issue outstanding on December 31, 1997 or the dates of acquisition.

     (e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

     (f)  Security not current as to payment of interest.

     (g) Security exempt from registration requirements under Rule 144A of the Securities Act of 1993 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors."


22  Baker, Fentress & Company  Annual Report 1997
-------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests primarily for capital appreciation and for income consistent with capital preservation.

Investment valuation

Investments are stated at "value." Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at amortized cost, which approximates market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued at a fair value as determined by the board of directors, as explained in Note (c) in the Notes to Statement of Investments. The values determined by the board of directors, including the values of the Company's investments in Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. (Levco), discussed below, may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the Company's financial statements may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

     The Company may be considered to be a "controlling person" of CTO and Levco within the meaning of the Securities Act of 1933. A public distribution of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of Levco are not publicly-traded and are valued at a fair value as determined by the board of directors.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash equivalents

The Company maintains cash balances at its custodian bank in an interest-bearing demand deposit account.

Federal income taxes, dividends, and distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

NOTE 2. CAPITAL STOCK
Transactions in capital stock for 1997 and 1996 were as follows:

                                                                                        Shares                      Amount
                                                                                ----------------------    --------------------------
                                                                                  1997         1996           1997          1996
                                                                                ---------    ---------    -----------   ------------
Reinvestment of capital gain distributions.................................     1,940,900    1,639,661    $ 1,940,900   $  1,639,661
Acquisition of Levin Management Co., Inc. .................................          --      4,858,879           --        4,858,879
Increase in capital surplus................................................                                32,388,768    102,442,829
                                                                                                          -----------   ------------
  Net increase.............................................................                               $34,329,668   $108,941,369
                                                                                                          -----------   ------------

     The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such

                               Baker, Fentress & Company  Annual Report 1997  23
                               -------------------------------------------------
purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases during 1997 or 1996.

NOTE 3. EXPENSES
Aggregate compensation paid or accrued during the year ended December 31, 1997 to officers of the Company amounted to $930,000. Fees of $303,400, excluding expenses, were incurred during 1997 for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1997, the Company made a long-term capital gain distribution of $2.23 per share, of which 54.7% is subject to a 20% capital gain tax rate, and 45.3% is subject to a 28% capital gain tax rate. Approximately 44.1% of the $0.54 per share of ordinary income dividends paid during 1997 qualified for the corporate dividends received deduction, and 4.6% represented income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold during 1997, excluding options written and money market investments, aggregated $268,022,245 and $330,683,027, respectively.

NOTE 6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
Securities sold short:
Securities sold short represent obligations by the Company to purchase securities at a future date at then prevailing market prices. These transactions usually result in off-balance sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This off-balance sheet risk is offset if the Company owns the underlying securities.

     The Company is required to maintain adequate collateral with its broker based on a specified percentage of the value of all securities sold short. The Company earns interest, based on agreed upon rates, on cash amounts deposited with the broker. The Company has no securities sold short as of December 31, 1997.

Options:
The Company may enter into option transactions to limit volatility with respect to unrealized appreciation and to defer realization of gain. Written options represent the obligation to receive or deliver the underlying security at a specified price during a specific time period. Written options result in off-balance sheet risk, as the ultimate obligation may exceed the amount shown in the financial statements. This risk is offset to the extent that the Company owns the underlying securities (i.e., "covered call options"). A summary of activity relating to written options for the year ended December 31, 1997 follows:

                                           Contracts   Premiums
                                           ---------   -----------
Outstanding at beginning of year.........     --       $    --
Options written..........................       450       366,138
Options repurchased......................      (450)     (366,138)
                                           ---------   -----------
Options outstanding at end of year.......     --       $    --

NOTE 7. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS
The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1997 were $180,870.

     In anticipation of the acquisition of Levin Management Co., Inc. in 1996, the Company's board of directors terminated the non-contributory defined benefit pension plan covering all of its employees, as of December 31, 1995. As a result, all participants became fully vested and distribution of their accrued vested benefits under the Plan took place in 1997.
     The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1997 was $75,270.

24  Baker, Fentress & Company Annual Report 1997
    --------------------------------------------

NOTE 8. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with The Northern Trust Company. The facility expires on June 24, 1999. Borrowings outstanding are at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.
     The amount outstanding at December 31, 1997 was $5.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at December 31, 1997 approximates its carrying value. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $18.0 million and $16.5 million, respectively. The interest rate at December 31, 1997 and the weighted average interest rate during 1997 were 6.26% and 5.99%, respectively.

NOTE 9. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
Agreements:
The Company has an investment advisory contract with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the value of the assets of the public portfolio of the Company. For the year ended December 31, 1997, the Company incurred management fees of $1,536,578.
     The Company's investments, other than the public portfolio, are managed by the Company's officers under the supervision of its board of directors. A summary of transactions with affiliated companies during the year ended December 31, 1997 follows:

                                   Purchases      Realized
                                    (Sales)      Gain (Loss)     Income
                                   ---------     -----------   -----------
Consolidated-Tomoka
  Land Co.......................   $   --        $    --       $ 3,250,000
DuroLite International
     Note.......................       --             --           960,000
Levin Management Co., Inc.
     Common stock...............       --             --             --
     Notes due 6/30/1997
       and 6/28/1999............    (3,000,000)       --         6,482,931
TBN Holdings
     Note.......................       --             --           960,000
                                   ---------     -----------   -----------
                                   $(3,000,000)  $    --       $11,652,931
                                   ---------     -----------   -----------

NOTE 10. YEAR 2000 (UNAUDITED)
The Company could be adversely affected if the computer systems used by the Company and its service providers, including John A. Levin & Co., Inc., do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Company's other major service providers. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. However, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.



                              Baker, Fentress & Company  Annual Report 1997   25
                              --------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1997.

                                                               1997        1996        1995         1994         1993
                                                             --------     -------     -------      -------      -------
Per Share Operating Performance
Net asset value, beginning of year.........................  $  21.77     $ 21.75     $ 17.47      $ 20.42      $ 20.82
                                                             --------     -------     -------      -------      -------
  Net investment income....................................      0.72        0.37        0.35         0.35         0.48
  Net realized gain (loss) and net change in
   unrealized appreciation and other changes...............      2.26        3.31        5.67        (1.36)        2.51
                                                             --------     -------     -------      -------      -------
Total investment operations................................      2.98        3.68        6.02        (1.01)        2.99
Less distributions:
  Dividends from net investment income.....................     (0.54)      (0.78)      (0.35)       (0.35)       (0.48)
  Distribution from net realized gain......................     (2.23)      (1.78)      (1.20)       (1.46)       (1.76)
                                                             --------     -------     -------      -------      -------
Total distributions........................................     (2.77)      (2.56)      (1.55)       (1.81)       (2.24)
                                                             --------     -------     -------      -------      -------
Dilution (a) resulting from:
  Shares issued in acquisition of
   Levin Management Co., Inc...............................     --          (0.90)       --           --           --
  Reinvestment of capital gain distribution................     (0.20)      (0.20)      (0.19)       (0.13)       (0.16)
  Rights offering..........................................     --           --          --           --          (0.99)
                                                             --------     -------     -------      -------      -------
Total dilution.............................................     (0.20)      (1.10)      (0.19)       (0.13)       (1.15)
                                                             --------     -------     -------      -------      -------
Net asset value, end of year...............................    $21.78     $ 21.77     $ 21.75      $ 17.47      $ 20.42
                                                             ========     =======     =======      =======      =======
Per share market price, end of year........................  $  18.25    $ 16.875     $ 16.75      $ 13.75      $ 16.75

Total Investment Return--Shareholder Return................     25.17%      15.48%      33.20%       (7.51)%      14.18%(b)
Ratios to Average Net Assets
  Expenses.................................................        87%        .90%        .78%         .75%         .83%
  Expenses before severance and other non-recurring
   acquisition-related costs............ ..................        87%        .82%        .78%         .75%         .83%
  Net investment income....................................      2.07%       1.53%       1.79%        1.38%        1.59%
Supplemental Data
  Net assets, end of period (000's omitted)................   783,717     741,146     599,182      461,931      516,890
  Portfolio turnover.......................................     33.72%      59.78%      35.89%       41.63%       31.63%
  Shares outstanding, end of period (000's omitted)........    35,983      34,042      27,544       26,442       25,318
 Average commission rate paid..............................  $ 0.0582    $ 0.0499        --           --           --

---------------------
(a) Effect of the Company's issuance of shares at a price below net asset value.

(b)  Assumes shareholder exercised all primary rights in rights offering.

26 Baker, Fentress & Company Annual Report 1997
-----------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
BAKER, FENTRESS & COMPANY:

     We have audited the accompanying statement of assets and liabilities of Baker, Fentress & Company, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baker, Fentress & Company at December 31, 1997, the results of its operations for the year then ended, its cash flows and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                            /s/Ernst & Young LLP

Chicago, Illinois
January 30, 1998





                             Baker, Fentress & Company  Annual Report 1997    27
                             ---------------------------------------------------

GENERAL AND HISTORICAL INFORMATION


DISTRIBUTION POLICY

Beginning in 1987, the board of directors adopted a policy of distributing to shareholders during each calendar year an amount (in a combination of ordinary income dividends and capital gain distributions) equal to at least 8% of the month-end average net asset value for the 12 months ended October 31 of that year.

  Although this distribution policy is based on a percentage of net asset value, Baker Fentress shares have traded at market prices less than net asset values. The annual distribution as a percentage of market price will exceed 8% so long as the market price is at a discount from net asset value.

  Unless specifically amended by the board of directors, this policy will apply to future years' total distributions. Decisions to realize capital gain will be based primarily on investment considerations rather than distribution requirements.

REINVESTMENT AND CASH PURCHASE PLAN

Baker Fentress has two reinvestment plans which provide shareholders convenient and economical ways of increasing their holdings of the Company's shares.

  Dividend reinvestment and cash purchase plan. The Company's dividend reinvestment and cash purchase plan allows shareholders to elect to reinvest cash dividends (consisting of distributions of net investment income and net realized short-term capital gain, if any) on all or a portion of their Company shares. Reinvested dividends are subject to income tax to the same extent as if received in cash.

  The plan includes a voluntary cash purchase feature that permits shareholders to purchase additional shares on a monthly basis. Each voluntary cash purchase must be at least $100 and not more than $10,000.

  The Company delivers dividends payable to participating shareholders, in cash, to Harris Trust and Savings Bank (the "Bank"), as agent for participants in the plan. The Bank then uses that money to purchase shares for dividend reinvestment and for voluntary cash purchases in market transactions. The number of whole and fractional shares allocated to each participant's account is determined by dividing the dividend payable to the participant by the average purchase price per share, including brokerage commissions, paid by the Bank.

  There are no service charges to shareholders to participate in the plan and all costs of administration are paid by the Company. A shareholder pays only a proportionate share of the brokerage commissions paid by the Bank.

  All shareholders are eligible to participate in the plan, including those whose shares are held through a broker or other nominee. However, some brokers and nominees may not permit a shareholder to participate in the plan without first transferring the shareholder's Company shares into the shareholder's name.

  A shareholder may terminate participation in the plan by writing to the Bank. On termination, a shareholder may receive a certificate for the whole shares held in the shareholder's plan account, with a check for the value of fractional shares. Alternatively, a shareholder may request that the Bank sell the shares and send the shareholder a check for the proceeds, less any brokerage commission.

  A complete description of the plan and an authorization card to enroll may be obtained from the Bank, at the address below:

 Baker, Fentress & Company
 Dividend Reinvestment Plan
 c/o Harris Trust and Savings Bank
 Dividend Reinvestment
 P.O. Box A3309
 Chicago, Illinois 60690
 1-800-394-5187

  Capital gain reinvestment plan. The Company customarily distributes any net realized long-term capital gain to shareholders at least annually, in the form of additional Company shares (with cash paid for fractional shares). Those shares are newly-issued or treasury shares, and are priced at the then current market price without commissions.

  At the time of each capital gain distribution, shareholders have the opportunity to elect to receive the distribution entirely in cash, or partly in cash and partly in shares. Such an election is made by returning to the Company a card that is sent to all shareholders for that purpose. A shareholder need not join this plan in advance, nor do anything until the shareholder receives a notice from the Company of a declaration of a capital gain distribution.

  There is no cost to the shareholder of reinvesting a capital gain distribution in additional Company shares. A reinvested distribution is subject to tax to the same extent as if received in cash.




28    Baker, Fentress & Company Annual Report 1997
--------------------------------------------------

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

                             Business Affiliations

Frederick S. Addy      Retired; former executive vice president, chief financial
                       officer and director of Amoco Corporation

Bob D. Allen           President and chief executive officer of
                       Consolidated-Tomoka Land Co.

Jessica M. Bibliowicz  President and chief operating officer of John A. Levin &
                       Co., Inc. and Levin Management Co., Inc.

Eugene V. Fife         President, chief executive officer and co-chairman of
                       Multimedia Medical Systems; limited partner of Goldman,
                       Sachs & Co.

J. Barton Goodwin*     Managing director of BCI Advisors, Inc.

James P. Gorter*       Chairman of the board of Baker, Fentress & Company;
                       limited partner of Goldman, Sachs & Co.

David D. Grumhaus*     President of Casey Travel Corporation

Jeffrey A. Kigner      Co-chairman and chief investment officer of John A. Levin
                       & Co., Inc. and Levin Management Co., Inc.

John A. Levin*         President and chief executive officer of Baker, Fentress
                       & Company and chairman and chief executive officer of John A. Levin & Co., Inc. and Levin Management Co., Inc.

Burton G. Malkiel      Professor of Economics, Princeton University

David D. Peterson      Retired; former president and chief executive officer of
                       Baker, Fentress & Company; chairman of Consolidated-
                       Tomoka Land Co.

William H. Springer    Retired; former vice chairman of Ameritech Corp.

Dean J. Takahashi      Senior director of endowment management, Yale University

*Member of the Executive Committee


OFFICERS

James P. Gorter        Chairman of the Board

John A. Levin          President and Chief Executive Officer

James P. Koeneman      Executive Vice President and Secretary

Scott E. Smith         Executive Vice President

Janet Sandona Jones    Vice President, Treasurer and Assistant Secretary

Todd H. Steele         Vice President

Lana L. Spence         Assistant Treasurer

CORPORATE DATA

TRANSFER AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
Shareholder Communications Team
P.O. Box A3504
Chicago, Illinois 60690-3504
1-800-394-5187 or 312-360-5198

CUSTODIAN
UMB Bank, N.A.

LEGAL COUNSEL
Bell, Boyd & Lloyd

INDEPENDENT AUDITORS
Ernst & Young LLP

NET ASSET VALUE INFORMATION
The Company's net asset value
is listed each week in Monday's
edition of The Wall Street Journal,
in other major metropolitan
newspapers, and in Barron's.

Daily net asset value
information can be obtained
by calling 1-800-BKF-1891 and selecting option 1.

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 1-800-BKF-1891

                         [RECYCLING LOGO APPEARS HERE]

As a company with historical ties to the lumber industry, Baker Fentress recognizes the importance of preserving our precious natural resources. The Company's 1997 Annual Report is printed on recycled paper. We encourage recycling and use of recycled products.

                           Baker, Fentress & Company
                               Established 1891

                      SUITE 3510, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606
                      (312) 236-9190  FAX (312) 236-6772